UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

NioCorp Developments Ltd. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”) on December 15, 2022. As of the record date for the Annual Meeting, there were 279,393,227 common shares, no par value, of the Company (“Common Shares”) issued and outstanding and entitled to vote, of which 92,360,941 Common Shares were present by proxy or in person at the Annual Meeting. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal One – To Set the Number of Directors for the Ensuing Year at Seven.

Votes For:	53,603,656
Votes Against:	1,507,729
Abstentions:	0
Broker non-votes:	37,249,556

Proposal Two – Election of Directors.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
Mark A. Smith	53,635,875	1,475,510	37,249,556
Michael J. Morris	53,770,413	1,340,972	37,249,556
David C. Beling	51,810,571	3,300,814	37,249,556
Anna Castner-Wightman	51,727,409	3,383,977	37,249,556
Nilsa Guerrero-Mahon	53,879,306	1,232,079	37,249,556
Fernanda Reda Fenga Viana Klamas	53,776,778	1,334,607	37,249,556
Peter Oliver	54,035,162	1,076,224	37,249,556

Proposal Three – Appointment of BDO USA, LLP as Auditors of the Company for the Ensuing Year and Authorizing the Directors to Fix Their Remuneration.

Votes For:	90,796,295
Votes Withheld:	1,564,646
Broker non-votes:	0

Proposal Four – Approval, on a nonbinding, advisory basis, of the compensation of the Company’s named executive officers.

Votes For:	51,547,037
Votes Against:	2,781,885
Votes Withheld:	782,463
Broker non-votes:	37,249,556

Proposal Five – Approval, on a nonbinding, advisory basis, of the frequency of future shareholder advisory votes to approve the compensation of the Company’s named executive officers.

Votes for Every Year:	52,888,441
Votes for Every Two Years:	394,544
Votes for Every Three Years:	1,005,754
Votes Withheld:	535,523
Broker non-votes:	37,536,679

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: December 15, 2022	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer